EXHIBIT 10.6

                                FIRST AMENDMENT
                                      TO
                         AGREEMENT AND PLAN OF MERGER


      FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated May 12, 1998 (this "Amendment"), to the Agreement and Plan of Merger, dated as of May 12, 1998, by and among Lomak Petroleum, Inc., a Delaware corporation ("Lomak"), Domain Energy Corporation, a Delaware corporation (the "Company"), and DEC Acquisition, Inc., a Delaware corporation ("Merger Sub").

                                  WITNESSETH:

      WHEREAS, Lomak, the Company and Merger Sub are parties to an Agreement and Plan of Merger, dated as of May 12, 1998 (the "Original Merger Agreement"), providing for the merger of Merger Sub with and into the Company on the terms and conditions set forth therein; and

      WHEREAS, Lomak, the Company and Merger Sub desire to amend the Original Merger Agreement.

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained and other valuable consideration, the receipt and adequacy whereof are hereby acknowledged, the parties hereto hereby, intending to be legally bound, represent, warrant, covenant and agree as follows:

      1. Capitalized terms used and not defined herein shall have the meaning given to such terms in the Original Merger Agreement.

      2. The Company hereby represents and warrants to Lomak and Merger Sub as follows, which representations and warranties shall be deemed to form part of the representations and warranties of the Company included in Article IV of the Original Merger Agreement for all purposes of the Original Merger Agreement:

            (a) First Reserve Fund VII, Limited Partnership (the "Principal Stockholder") is the record owner of 7,820,718 shares of Company Common Stock;

            (b) on the date hereof, 7,553,860 votes constituted a majority of the outstanding voting power of Company Common Stock; and

            (c) on the date hereof, the Principal Stockholder has delivered a written consent to the Company approving and adopting the Original Merger Agreement in accordance with applicable law, including without limitation the DGCL, and such consent will, upon mailing by the Company of the notice as described in Section 3 below, constitute the Company Stockholder Approval and no other approvals of the stockholders of the Company other than such consent are required to effect the Merger.

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      3. The Company will, promptly after the execution of this Amendment, mail, in accordance with Section 228(d) of the DGCL, notice of the corporation action without a meeting taken by the Principal Stockholder to those Company stockholders who have not consented to such action in writing and who, if the action had been taken at a meeting of Company stockholders, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take such action were delivered to the Company in accordance with Section 228(c) of the DGCL. The covenant of the Company in this Section 3 shall be deemed to form part of the covenants of the Company included in Article VII of the Original Merger Agreement for all purposes of the Original Merger Agreement.

      4. All references to "Proxy Statement/Prospectus" in the Original Merger Agreement shall be deemed in all cases in the Original Merger Agreement to include the information statement required to be sent to the Company's stockholders pursuant to Section 14(c) of the Exchange Act in connection with the Principal Stockholder's consent described in this Amendment.

      5. Notwithstanding anything contained in the Original Merger Agreement to the contrary, including without limitation Section 7.13 thereof, the Company shall not be required to hold the Company Special Meeting.

      6. This Amendment shall constitute an Ancillary Agreement for all purposes of the Original Merger Agreement.

      7. The validity, interpretation, construction and performance of this Amendment shall be governed by, and construed in accordance with, the laws of Delaware without reference to rules relating to conflicts of laws.

      8. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each party.

      9. Except as expressly modified and amended by this Amendment, the Original Merger Agreement shall continue in full force and effect and is hereby ratified and confirmed in all respects.

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      IN WITNESS WHEREOF, Lomak, the Company and Merger Sub have duly executed this Amendment on the date first above written.

                                    LOMAK PETROLEUM, INC.


                                    By: /s/ JOHN H. PINKERTON
                                         John H. Pinkerton
                                          President and Chief Executive Officer


                                    DEC ACQUISITION, INC.


                                    By: /s/ JOHN H. PINKERTON
                                         John H. Pinkerton
                                          President


                                    DOMAIN ENERGY CORPORATION


                                    By: /s/ MICHAEL V. RONCA
                                          Michael V. Ronca
                                          President and Chief Executive Officer

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